                                                                   EXHIBIT 10.20

                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

         This First Amendment to Amended and Restated Credit Agreement (this "FIRST AMENDMENT") is executed as of the 26th day of January, 2004 (the "EFFECTIVE DATE"), by and among HWG, LLC, a Delaware limited liability company ("BORROWER"), THE HALLWOOD GROUP INCORPORATED, a Delaware corporation ("PARENT"), and FIRST BANK (d/b/a First Bank & Trust), as Administrative Agent ("ADMINISTRATIVE AGENT") and the sole Lender party to the Credit Agreement ("LENDER").

                                   WITNESSETH:

         WHEREAS, Borrower, Parent, Administrative Agent and Lender are parties to that certain Amended and Restated Credit Agreement dated as of July 28, 2003 (the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Lender has made Revolving Loans, the Term A Loan and the SPA Loans to Borrower; and

         WHEREAS, Borrower failed to borrow the proceeds of the SPA Term Loans to make the Separation Agreement Payment by August 26, 2003; and

         WHEREAS, the obligation of Lender to make the SPA Term Loans expired on August 26, 2003; and

         WHEREAS, Borrower and Parent have requested that Lender amend certain terms of the Credit Agreement in certain respects including, without limitation, extending the Separation Agreement Payment Date to December 15, 2004; and

         WHEREAS, subject to the terms and conditions herein contained, Lender has agreed to Borrower's and Parent's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Parent, Administrative Agent and Lender hereby agree as follows:

         Section 1 AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended, effective as of the Effective Date, in the manner provided in this Section 1.

         1.1 DEFINITIONS.

                  (a) The definitions of "SPA TERM LOAN PREPAYMENT HORIZON" and "SPA TERM LOAN RATE" are hereby deleted from the Credit Agreement.

                  (b) The definitions of "ADVANCE NOTICE", "APPLICABLE MARGIN", "BASE RATE LOAN", "EURODOLLAR LOAN", FINANCING DOCUMENTS", and "SEPARATION AGREEMENT PAYMENT DATE" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

         "ADVANCE NOTICE" shall mean written or telecopy notice (with telephone confirmation in the case of telecopy notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent before 10:00 a.m. (Dallas, Texas time), by the number of Business Days in advance of any Borrowing, conversion, continuation or prepayment of any SPA Term Loan or Revolving Credit Loan pursuant to this Agreement, as respectively indicated below:

         (a)      Eurodollar Loans - 3 Business Days; and

         (b)      Base Rate Loans - Same Business Day.

         For the purpose of determining the respectively applicable SPA Term Loans or Revolving Credit Loans in the case of the conversion from one Type of SPA Term Loan or Revolving Credit Loan, respectively, into another, the SPA Term Loans or Revolving Credit Loans, respectively, into which there is to be a conversion shall control. The Administrative Agent and each Lender are entitled to rely upon and act upon telecopy notice made or purportedly made by the Borrower, and the Borrower hereby waives the right to dispute the authenticity and validity of any such transaction once the Administrative Agent or any Lender has advanced funds, absent manifest error.

         "APPLICABLE MARGIN" shall mean, on any day and with respect to any SPA Term Loan or Revolving Credit Loan, the applicable per annum percentage set forth below:

         (a)      Eurodollar Loans - 3.250%; and

         (b)      Base Rate Loans - 0.500%.

         "BASE RATE LOAN" shall mean a Revolving Credit Loan or a SPA Term Loan bearing interest at the rate provided in Section 2.5(a).

         "EURODOLLAR LOAN" shall mean a Revolving Credit Loan or a SPA Term Loan bearing interest at the rate provided in Section 2.5(b).

         "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Revolving Credit Notes, the Term Notes, the Security Instruments, the Borrowing Requests, the Gotham Payment Notice, the Separation Agreement Payment Notice, and the other documents, instruments or agreements described in Section 3.1, Section 3.2, Section 3.3 and
         Section 3.4, together with any other document, instrument or agreement now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

         "SEPARATION AGREEMENT PAYMENT DATE" shall mean any Business Day after the Closing Date but prior to December 15, 2004, on which the Separation Agreement Payment is made, which date shall be expressly set forth in the Separation Agreement Payment Notice as the "Separation Agreement Payment Date".

                  (c) The following definitions of "FIRST AMENDMENT" and "SPA TERM CREDIT EXPOSURE" are added to Section 1.1 of the Credit Agreement in alphabetical order:

         "FIRST AMENDMENT" shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of January 26, 2004 entered into by and among Borrower, Parent, Administrative Agent and Lenders.

         "SPA TERM CREDIT EXPOSURE" shall mean, at any time and as to each Lender, the aggregate principal amount of the SPA Term Loans made by such Lender outstanding as of such date.

         1.2 AMENDMENT TO SECTION 2.1(b). Section 2.1(b) is hereby amended to read in its entirety as follows:

         (b) TYPES OF REVOLVING CREDIT LOANS AND SPA TERM LOANS. The Revolving Credit Loans and SPA Term Loans made pursuant hereto by each Lender shall, at the option of the Borrower, be either Base Rate Loans or Eurodollar Loans and may be continued or converted pursuant to Section 2.9; provided, that, except as otherwise specifically provided herein, all Revolving Credit Loans and SPA Term Loans made pursuant to the same Borrowing shall be of the same Type.

         1.3 AMENDMENT TO SECTION 2.1(d). Section 2.1(d) is hereby amended to read in its entirety as follows:

         (d) TERM AND SPA LOAN COMMITMENTS. The Term A Loans, SPA Term Loans and SPA Loans made pursuant hereto by each Lender shall not exceed in the aggregate principal amount outstanding the amount set forth opposite such Lender's name on Annex I under the caption "Term A Loan Commitment", "SPA Term Loan Commitment" or "SPA Loan Commitment", respectively (its "TERM A LOAN COMMITMENT", "SPA TERM LOAN COMMITMENT" [as may be reduced pursuant to the provisions below] and "SPA LOAN COMMITMENT", respectively, and collectively for all Lenders, the "TERM A LOAN COMMITMENTS", "SPA TERM LOAN COMMITMENTS" [as may be reduced pursuant to the provisions below] and "SPA LOAN COMMITMENTS", respectively). Notwithstanding the foregoing, if the Separation Agreement Payment Date does not occur by January 31, 2004, the SPA Term Loan Commitment shall automatically reduce (without any further action or notice by Administrative Agent or any Lender) by $50,000 on the first day of each calendar month thereafter (beginning February 1, 2004) until the earlier of (i) December 15, 2004 or (ii) the Separation Agreement Payment Date.

         1.4 AMENDMENT TO SECTION 2.2(a). Section 2.2(a) is hereby amended to read in its entirety as follows:

         (a) BORROWING REQUESTS. Whenever the Borrower desires to make a Borrowing of Revolving Loans or SPA Term Loans hereunder, it shall give Advance Notice in the form of a Borrowing Request (which, in the case of a Borrowing of a SPA Term Loan, shall be the Separation Agreement Payment Notice), specifying, subject to the provisions hereof, (1) the aggregate principal amount of the Revolving Loans or SPA Term Loans to be made pursuant to such Borrowing, (2) the date of Borrowing (which shall be a Business Day), (3) whether the Revolving Loans or SPA Term Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurodollar Loans, and (4) in the case of Eurodollar Loans, the Interest Period to be applicable thereto.

         1.5 AMENDMENT TO SECTION 2.4(b). Section 2.4(b) is hereby amended to read in its entirety as follows:

                  (b) TERM NOTES AND AMORTIZATION. The Borrower's obligation to pay the principal of, and interest on, the Term A Loans and SPA Term Loans maintained outstanding by each Lender shall be further evidenced by the Borrower's issuance, execution and delivery of a Term A Note and SPA Term Note, respectively, payable to the order of each such Lender in the amount of such Lender's Term A Loan Commitment (if issued at or prior to the Closing Date) and SPA Term Loan Commitment (if issued prior to the Separation Agreement Payment Date), respectively, or in the principal amount of such Lender's Term A Loans (if issued after the Closing Date) and SPA Term Loans (if issued after the Separation Agreement Payment Date), respectively (if issued after the Closing
         Date), and dated as of the date of issuance of such Term A Note and SPA Term Note, respectively. The aggregate principal amount of the Term A Notes applicable to the aggregate Term A Loans of all Lenders shall be payable in monthly installments of principal and interest in the amount of $92,631.29 each, and the aggregate principal amount of the SPA Term Notes applicable to the aggregate SPA Term Loans of all Lenders shall be payable in monthly installments of principal in the amount of $50,000.00 each plus interest thereon. Each such installment shall be applied first to accrued but unpaid interest on the Term A Loans and the SPA Term Loans, as applicable, and then to principal on the Term A Loans and the SPA Term Loans, as applicable. The first such monthly installment with respect to Term A Loans shall be payable on August 1, 2003, and the first such monthly installments with respect to SPA Term Loans shall be payable on the first day of the calendar month immediately following the Separation Agreement Payment Date. The remaining monthly installments with respect to each of the Term A Loans and the SPA Term Loans shall be payable on each Monthly Date after the applicable date set forth in the preceding sentence, with the final installments in the amounts of the aggregate unpaid principal balance on the Term A Loans and the SPA Term Loans, as applicable, then owing, together with all accrued and unpaid interest, being payable on or before the Term A Loan Maturity Date in the case of the Term A Loans and the SPA Term Loan Maturity Date in the case of the SPA Term Loans.

         1.6 AMENDMENTS TO SECTION 2.5. Sections 2.5(c), 2.5(d) and 2.5(e) are hereby amended to read in their entirety as follows:

                  (c) TERM A LOANS. Subject to Section 2.5(d), the Borrower agrees to pay interest in respect of the unpaid principal amount of each Term A Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the Term A Loan Rate, but in no event shall such rate exceed the Highest Lawful Rate.

                  (d) DEFAULT INTEREST. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder or under any Financing Document, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) at a rate per annum equal to (1) in the case of any Eurodollar Loan, the rate that would be applicable under Section 2.5(b) to such Eurodollar Loan plus 4% per annum, (2) in the case of any Term A Loan, eleven percent (11%) per annum, and (3) in the case of any other amount, the rate that would be applicable under Section 2.5(a) to a Base Rate Loan plus 4% per annum, but in no event to exceed the Highest Lawful Rate.

                  (e) INTEREST PAYMENT DATES. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each Eurodollar Loan shall be payable on each Monthly Date and the last day of each Interest Period applicable thereto, and on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on each Term A Loan and Base Rate Loan shall be payable on each Monthly Date, commencing on the first of such days to occur after such Loan is made, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

         1.7 AMENDMENT TO SECTION 2.6(d). Section 2.6(d) is hereby amended to read in its entirety as follows:

         (d) MATURITY DATES. No Interest Period with respect to a Revolving Credit Loan shall extend beyond the Revolving Credit Maturity Date, and no Interest Period with respect to a SPA Term Loan shall extend beyond the SPA Term Loan Maturity Date.

         1.8 AMENDMENT TO SECTION 2.8(a)(5). Section 2.8(a)(5) is hereby amended to read in its entirety as follows:

                  (5) Any or all of (a) the Term A Loan Commitment remaining unused after the Closing Date shall automatically terminate at 5:00 p.m. (Dallas, Texas time) on such date, (b) the SPA Term Loan Commitment remaining unused after

         December 15, 2004 shall automatically terminate at 5:00 p.m. (Dallas, Texas time) on such date, and (c) the SPA Loan Commitment remaining unused after the Gotham Litigation Payment Date shall automatically terminate at 5:00 p.m. (Dallas, Texas time) on such date.

         1.9 AMENDMENT TO SECTION 2.8(c). Section 2.8(c) is hereby amended to read in its entirety as follows:

         (c) PREPAYMENT PENALTY. In the event that the Term A Loans are prepaid in whole or in part on or prior to the Term A Loan Maturity Date, including, without limitation, pursuant to a mandatory prepayment required by Article 8 hereof, but excluding, however, pursuant to a mandatory prepayment required by Section 2.8 or Section 7.4 hereof, the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to a percentage of the amount prepaid in accordance with the following schedule:

                                          Penalty as Percentage of
      Time of Prepayment                       Amount Prepaid
-----------------------------             ------------------------
On or prior to April 1, 2004                        2%
Prior to April 1, 2005                              1%

         Furthermore, in the event any Credit Party shall (1) receive Net Cash Proceeds from any Equity Contribution, and (2) apply, prior to the Term A Loan Maturity Date (in the case of Term A Loans), all or a portion of such Net Cash Proceeds as a prepayment of more than thirty-five percent (35%) of the then outstanding principal balance of the Term A Loans (any portion prepaid in excess of thirty-five percent (35%) of the then outstanding principal balance of the Term A Loans, as the case may be, being referred to herein as an "EXCESS PREPAID AMOUNT"), the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to a percentage of the Excess Prepaid Amount in accordance with the foregoing provisions.

         1.10 AMENDMENT TO SECTION 2.10(A). Section 2.10(a) is hereby amended to read in its entirety as follows:

         (a) UNUSED COMMITMENT FEES. The Borrower shall pay to the Administrative Agent for the account of and distribution to each
         Lender: (1) in accordance with its Revolving Credit Percentage a commitment fee for the period commencing on the Closing Date, to and including the Revolving Credit Maturity Date (or such earlier date as the Revolving Credit Commitments shall have been terminated entirely) computed at a rate per annum equal to the Commitment Fee Percentage on the average daily excess amount of the Revolving Credit Commitments over the Revolving Credit Exposure; (2) in accordance with its SPA Loan Percentage a commitment fee for the period commencing on the Closing Date, to and including the Gotham Litigation Payment Date computed at a rate per annum equal to the Commitment Fee Percentage on the average daily excess amount of the SPA Loan Commitments over the SPA Credit Exposure; and (3) in accordance with its SPA Term Loan Percentage a commitment fee for the period commencing on the Effective Date (as defined in the First Amendment), to and including the earlier of (A) December 15, 2004, or (B) the Separation Agreement Payment Date computed at a rate per annum equal to the Commitment Fee Percentage on the average daily excess amount of the SPA Term Loan Commitments over the SPA Term Credit Exposure. The commitment fees on the (i) Revolving Credit Commitments earned from and after the Closing Date shall be payable in arrears on each Quarterly Date, commencing on the first Quarterly Date to occur after the Closing Date, (ii) SPA Loan Commitments earned from and after the Closing Date shall be payable in arrears on or before the first Quarterly Date following the Gotham Payment Date, and (iii) SPA Term Loan Commitments earned from and after the Effective Date (as defined in the First Amendment) shall be payable in arrears on or before the first Quarterly Date following the Effective Date (as defined in the First Amendment).

         1.11 AMENDMENTS TO SECTION 2.11(c). Section 2.11(c) is hereby amended to read in its entirety as follows:

         (c) COMPUTATIONS. All computations of interest shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) in the case of Term A Loans and Eurodollar Loans, and 365 or 366 days (as the case may be) in the case of Base Rate Loans, and all computations of fees shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

         1.12 AMENDMENT TO EXHIBIT I. The form of Separation Agreement Payment Notice attached as Exhibit I to the Credit Agreement shall be replaced with the form attached hereto as Exhibit I.

         Section 2 CONDITIONS PRECEDENT. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of the each of the following conditions precedent:

         2.1 EXECUTION OF FIRST AMENDMENT. Counterparts of this First Amendment shall have been duly executed by each of the parties hereto, and a fully executed copy of this First Amendment shall have been received by Administrative Agent.

         2.2 FEES. Borrower shall have paid to Administrative Agent: (a) an amendment fee in the amount of $5,000.00 and (b) all fees and expenses of counsel to Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment.

         2.3 NO DEFAULT. No Default or Event of Default shall have occurred which is continuing.

         2.4 OTHER DOCUMENTS. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower and Parent shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

         Section 3 REPRESENTATIONS AND WARRANTIES. In order to induce Administrative Agent and Lender to enter into this First Amendment, Borrower and Parent hereby jointly and severally represent and warrant to Administrative Agent and each Lender that:

         3.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of each Credit Party contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that any such representation and warranty is expressly made as of a particular date, in which event such representation and warranty was true and correct as of such date).

         3.2 ABSENCE OF DEFAULTS. Neither a Default nor an Event of Default has occurred which is continuing.

         3.3 NO DEFENSES. No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Lender Indebtedness on the date hereof.

         Section 4 MISCELLANEOUS.

         4.1 REAFFIRMATION OF FINANCING DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Lender Indebtedness until the Lender Indebtedness has been paid in full, and Borrower and Parent hereby agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness, the Liens securing payment and performance thereof and/or the Facility Guaranty executed and delivered by Parent in connection with the Credit Agreement.

         4.2 PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.3 COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles shall be effective as originals.

         4.4 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         4.5 HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

         4.6 EXPENSES. Borrower and Parent jointly and severally agree to promptly pay all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                           [Signature pages to follow]

                        SIGNATURE PAGE TO FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                                    HWG, LLC


                                    By:
                                        ----------------------------------------
                                            William L. Guzzetti, President


                                    THE HALLWOOD GROUP INCORPORATED


                                    By:
                                        ----------------------------------------
                                            Melvin J. Melle, Vice President


                                [Signature Page]

                        SIGNATURE PAGE TO FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

                                    FIRST BANK, individually and as
                                    Administrative Agent


                                    By:
                                        ----------------------------------------
                                            Steve D. Israel, Vice President

                                [Signature Page]

                                    EXHIBIT I

                   FORM OF SEPARATION AGREEMENT PAYMENT NOTICE

         Reference is made to that certain Amended and Restated Credit Agreement dated as of July 28, 2003 (as may be amended from time to time, the "CREDIT AGREEMENT") by and among The Hallwood Group Incorporated, a Delaware corporation, as parent guarantor, HWG, LLC, a Delaware limited liability company ("BORROWER"), First Bank, in its individual capacity as a Lender and as Administrative Agent, and certain other Lenders a party thereto. Terms which are defined in the Credit Agreement and which are used but not defined herein are used herein with the meanings given them in the Credit Agreement. Pursuant to
Section 3.4 of the Credit Agreement, Borrower hereby provides notice to the Administrative Agent and the Lenders that Borrower intends to make the Separation Agreement Payment on _________, 2004, such date to be the Separation Agreement Payment Date, and requests that the Lenders make the SPA Term Loan to Borrower on such date.

Borrower requests that the Borrowing to be made hereunder shall be [A BASE RATE BORROWING] [A EURODOLLAR BORROWING] and shall have the Interest Periods all as set forth below:

Type of Borrowing              Aggregate Amount                Interest Period
                                                               (if applicable)

-----------------              ----------------                ---------------

-----------------              ----------------                ---------------

-----------------              ----------------                ---------------

         Borrower hereby certifies that:

                  (a) The Responsible Officer of Borrower signing this instrument is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto.

                  (b) The representations and warranties of each Credit Party contained in the Credit Agreement and the other Financing Documents are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof or, if such representations and warranties are expressly limited to particular dates, as of such particular dates.

                  (c) Immediately before and after giving effect to the extension of the SPA Term Loan requested hereby, no Default or Event of Default has occurred and is continuing, and the making of such SPA Term Loan by the Lenders will not cause a Default or Event of Default.

                  (d) The Credit Parties have performed and complied with all agreements and conditions in the Credit Agreement required to be performed or complied with by such Credit Parties on or prior to the date hereof, and each of the conditions precedent to the making of the SPA Term Loan contained in the Credit Agreement remain satisfied in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of _____________________, 2004.

                                         HWG, LLC


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                                                             I-2